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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 16, 1997


                              LACLEDE GAS COMPANY

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            (Exact name of registrant as specified in its charter)


           Missouri                       1-1822                  43-0368139

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   (State or other jurisdiction        (Commission              (IRS Employer
         of incorporation)              File Number)             Identifica-
                                                                 tion No.)

        720 Olive Street            St. Louis, Missouri             63101

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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (314) 342-0500
                                                   --------------

                                     NONE

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         (Former name or former address, if changed since last report)
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Item 5. Other Events.
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        Pursuant to an Underwriting Agreement, effective October 16, 1997 (the
"Underwriting Agreement"), Laclede Gas Company (the "Registrant"), on October 21, 1997, sold to ABN AMRO Chicago Corporation, the Underwriter named on
Schedule I of the attached Underwriting Agreement, $25,000,000 aggregate principal amount of its First Mortgage Bonds, 6 1/2% Series due October 15, 2012 (the "Bonds"). The Bonds have been issued under a Mortgage and Deed of Trust, dated as of February 1, 1945, under which State Street Bank and Trust Company of Missouri, N.A. is the present Trustee. Such Mortgage and Deed of Trust had previously been amended and supplemented and has been further supplemented by a Twenty-Third Supplemental Indenture, dated as of October 15, 1997 (the "Supplemental Indenture"). The registration statement on Form S-3 with respect to the First Mortgage Bonds of the Registrant, including the Bonds (File No. 33-60996), was filed by the Registrant on April 13, 1993 and declared effective by the Securities and Exchange Commission on April 21, 1993. Copies of the Underwriting Agreement and the Supplemental Indenture are attached hereto as Exhibits 1.01 and 4.01, respectively.

Item 7. Exhibits.
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        Reference is made to the information contained in the Index to Exhibits filed as part of this Form 8-K.
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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LACLEDE GAS COMPANY

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                                       (Registrant)



                                       By:/s/ Gerald T. McNeive, Jr.
                                          ----------------------------------
                                          Gerald T. McNeive, Jr.
                                          Senior Vice President-
                                          Finance and Chief Financial
                                          Officer


November 6, 1997
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    (Date)
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                               Index to Exhibits

Exhibit No.
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1.01            Underwriting Agreement, dated October 16, 1997, entered into by the Registrant and the Underwriter relating to the Bonds.

4.01 Twenty-Third Supplemental Indenture dated as of October 15, 1997, to Registrant's Mortgage and Deed of Trust, dated as of February 1, 1945.